EXHIBIT 5.1
[Duane Morris LLP Letterhead]
June 16, 2010
The Bon-Ton Stores, Inc.
2801 East Market Street
York, Pennsylvania 17402
     Re: Registration Statement on Form S-3
Ladies and Gentlemen:
     We have acted as counsel to The Bon-Ton Stores, Inc., a Pennsylvania corporation (the “Company”), and its wholly owned subsidiaries, The Bon-Ton Department Stores, Inc., a Pennsylvania corporation (“Department Stores”), Bon-Ton Distribution, Inc., an Illinois corporation (“Distribution”), Carson Pirie Scott II, Inc., a Mississippi corporation (“CPS”), McRIL, LLC, a Virginia limited liability company (“McRIL”), The Bon-Ton Giftco, Inc., a Florida corporation (“Giftco”), The Bon-Ton Stores of Lancaster, Inc., a Pennsylvania corporation (“Lancaster”), The Bon-Ton Trade, LLC, a Delaware limited liability company (“Trade”), and The Elder-Beerman Stores Corp., an Ohio corporation (“Elder-Beerman”), in connection with the Registration Statement on Form S-3 (the “Registration Statement”) filed by the Company and Department Stores (each a “Primary Registrant” and together, the “Primary Registrants”) and Distribution, CPS, McRIL, Giftco, Lancaster, Trade and Elder-Beerman, each executing the Registration Statement as a co-registrant (collectively, the “Subsidiary Guarantors,” and together with the Primary Registrants, the “Registrants”), with the Securities and Exchange Commission (the “Commission”) on the date hereof under the Securities Act of 1933, as amended (the “Securities Act”).
     This opinion is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.
     The Registration Statement relates to the issuance and sale from time to time on a delayed or continuous basis pursuant to Rule 415 of the General Rules and Regulations promulgated under the Securities Act of the following securities, not to exceed an aggregate dollar amount of $150 million, in amounts, at prices and on terms to be determined at the time of offering: (i) by a Primary Registrant, one or more series of debt securities of such Primary Registrant with or without unconditional guarantees (the “Guarantees”) of such debt securities (the “Debt Securities”) (a) by the Company if Debt Securities are issued by Department Stores, (b) by Department Stores if Debt Securities are issued by the Company, and/or (c) by one or more of the Subsidiary Guarantors in either instance (each Registrant issuing such a Guarantee, a “Guarantor,” and collectively, the “Guarantors”); (ii) by the Company, shares of preferred stock, $0.01 par value, of the Company, in one or more classes or series (the “Preferred Stock”); (iii) by the Company, shares of common stock, $0.01 par value, of the Company (“Common Stock”); (iv) by the Company, depositary shares representing fractional shares of the Preferred Stock (“Depositary Shares”); (v) by the Company, warrants to purchase any of the Company’s securities described in clauses (i) to (iv) (collectively, the “Warrants”); (vi) by the Company, units (“Units”) consisting of one or more of the Warrants, Debt Securities, shares of Preferred Stock, shares of Common Stock or Depositary Shares, or any combination of such securities; and (vii) by the Company, such indeterminate amount of securities of the Company as may be represented by or issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Depositary Shares, Warrants or Units, as applicable, and as may be issued as a result of any stock split, stock dividend or similar event (the “Indeterminate Securities”). The Debt Securities, the Preferred Stock, the Common Stock, the Warrants,

the Depositary Shares, the Units, and the Indeterminate Securities are collectively referred to herein as the “Offered Securities.”
     In connection with this opinion we have examined (i) the Registration Statement, and (ii) the form (filed as an exhibit to the Registration Statement) of the indenture (the “Indenture”), proposed to be entered into among a Primary Registrant and a financial institution to be named therein, as trustee, in connection with the issuance of any Debt Securities. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Registrants, such agreements, certificates of public officials, and certificates of officers or other representatives of the Registrants, and such other documents, instruments, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.
     In our examination, we have assumed: (i) the legal capacity of all natural persons; (ii) the genuineness of all signatures; (iii) the authenticity of all documents submitted to us as originals; (iv) the conformity to original documents of all documents submitted to us as certified, conformed, photostatic or facsimile copies and the authenticity of the originals of such documents; (v) the truth, accuracy and completeness of the information, representations and warranties contained in the records, instruments, certificates and other documents we have reviewed; and (vi) the absence of any undisclosed modifications to the documents reviewed by us. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Company and others. With respect to an offering of any Offered Securities, we have assumed that the Indenture and any Supplemental Indenture, as herein defined, related thereto and any agreement proposed to be entered into in connection with the Warrants, Depositary Shares or Units, as applicable, will be governed by the laws of the State of New York.
     In rendering the opinions expressed herein, we have assumed that: (i) the Registration Statement, and any amendments thereto (including any post-effective amendments), will have become effective and will comply with all then applicable laws and regulations and such effectiveness shall not have been terminated or rescinded; (ii) an applicable prospectus supplement will have been prepared and timely filed with the Commission describing the Offered Securities; (iii) all Offered Securities will be issued and sold in compliance with then applicable federal and state securities laws and in the manner stated in the Registration Statement and the applicable prospectus supplement; (iv) the Indenture, together with any supplemental indenture (each, a “Supplemental Indenture”) relating to a series of Debt Securities and, if applicable, any Guarantees of such Debt Securities, to be issued under the Indenture, will each be duly authorized, executed and delivered by the parties thereto in substantially the form as then filed with the Commission; (v) with respect to Debt Securities, the applicable trustee shall have been timely qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), and a Statement of Eligibility of the Trustee on Form T-1 (“Form T-1”) will be timely filed with the Commission with respect to such trustee; (vi) with respect to an underwritten offering, a definitive purchase, underwriting or similar agreement with respect to any Offered Securities will be duly authorized and validly executed and delivered by the Company and the other parties thereto; (vii) any Offered Securities issuable upon conversion, exchange or exercise of any Offered Security will be duly authorized, created and, if appropriate, reserved for issuance upon such conversion, exchange or exercise; (viii) with respect to Common Stock or Preferred Stock offered (including upon exercise, conversion, exchange or otherwise of any Offered Securities), there will be sufficient Common Stock or Preferred Stock, as applicable, authorized under the Articles of Incorporation of the Company as in effect at the time thereof and not otherwise reserved for other issuance; and (ix) with respect to any Offered Securities, any other proceedings that are required by then applicable laws, rules and regulations will be timely and properly completed in connection with such offering.

     Based on and subject to the foregoing and to the other qualifications and limitations set forth herein, we are of the opinion that:
     1. With respect to any series of Debt Securities offered by the Company under an Indenture and any Supplemental Indenture related thereto, when (i) a prospectus supplement and any other offering material with respect to such series of Debt Securities shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable, (ii) the terms of the Debt Securities to be issued under the Indenture and any Supplemental Indenture related thereto and the terms of their issuance and sale have been duly established in conformity with the related Indenture, (iii) the Indenture and, if required, any Supplemental Indenture relating to such series of Debt Securities shall have been qualified under the TIA (and a Form T-1 shall have been properly filed with the Commission), and shall have been duly executed and delivered pursuant to the terms of such Indenture and any Supplemental Indenture related thereto, (iv) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, (v) appropriate corporate action by the Company’s Board of Directors, or a duly authorized committee thereof, has been taken to duly authorize the issuance and terms of such series of Debt Securities and related matters and to duly authorize the execution and delivery of the Indenture and the Supplemental Indenture relating to such series of Debt Securities, (vi) such series of Debt Securities has been duly executed and authenticated in accordance with the provisions of the Indenture and such Supplemental Indenture and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, and (vii) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such events, such series of Debt Securities (including such Debt Securities as may be represented by or duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Warrants, Depositary Shares, or Units, as applicable), when issued and sold in accordance with the Indenture and such Supplemental Indenture and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.
     2. With respect to any series of Debt Securities offered by Department Stores under an Indenture and a Supplemental Indenture related thereto, when (i) a prospectus supplement and any other offering material with respect to such series of Debt Securities shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable; (ii) the terms of the Debt Securities to be issued under the Indenture and a Supplemental Indenture related thereto and the terms of their issuance and sale have been duly established in conformity with the related Indenture; (iii) the Indenture and a Supplemental Indenture relating to such series of Debt Securities shall have been qualified under the TIA (and a Form T-1 shall have been properly filed with the Commission), and shall have been duly executed and delivered pursuant to the terms of such Indenture and the Supplemental Indenture related thereto; (iv) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained; (v) appropriate corporate action by Department Stores’ Board of Directors, or a duly authorized committee thereof, has been taken to duly authorize the issuance and terms of such series of Debt Securities and related matters and to duly authorize the execution and delivery of the Indenture and the Supplemental Indenture relating to such series of Debt Securities; (vi) such series of Debt Securities has been duly executed and authenticated in accordance with the provisions of the Indenture and the Supplemental Indenture related thereto and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor; and (vii) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon Department Stores, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over Department Stores, then, upon the happening of such events, such series of Debt Securities (including such Debt Securities as may be represented by or duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Warrants, Depositary Shares, or Units, as applicable), when issued and sold in accordance with the Indenture and the Supplemental Indenture related thereto and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be valid and legally binding obligations of Department Stores, enforceable against Department Stores in accordance with their respective terms.
     3. With respect to any Guarantees of any series of Debt Securities under the Indenture and the Supplemental Indenture related thereto, when (i) a prospectus supplement and any other offering material with respect to the Guarantees shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable; (ii) the terms of the Guarantees and the terms of their issuance have been duly established in conformity with the Indenture and the related Supplemental Indenture; (iii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained; (iv) appropriate corporate action by the Board(s) of Directors of the applicable Guarantor(s), or any duly authorized committee thereof, has been taken to duly authorize the issuance and terms of such Guarantees and related matters and to duly authorize the execution and delivery of the Supplemental Indenture and Guarantees relating to the applicable series of Debt Securities; (v) such Guarantees and the applicable Supplemental Indenture have been duly executed, endorsed, issued and delivered by duly authorized officers of each of the applicable Subsidiary Guarantors in accordance with the provisions of the Indenture and the Supplemental Indenture related thereto and duly delivered to the purchasers of the applicable Debt Securities upon payment of the agreed-upon consideration therefor; (vi) the Debt Securities are duly executed and delivered by the applicable Registrant, authenticated by the trustee under the Indenture, and executed by each applicable Guarantor in accordance with the provisions of the Indenture and the Supplemental Indenture related thereto; and (vii) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Guarantors, or any of them, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over any Guarantor, then, upon the happening of such events, each such Guarantee, when made, which attach to Debt Securities issued and sold in accordance with the Indenture and applicable Supplemental Indenture and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be the valid and legally binding obligation of the Guarantor providing such Guarantee, enforceable against such Guarantor in accordance with its terms.
     4. With respect to the shares of any series of Preferred Stock, when (i) a prospectus supplement and any other offering material with respect to the Preferred Stock shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable; (ii) appropriate corporate action by the Company’s Board of Directors has been taken to authorize the issuance of Preferred Stock, to fix the terms thereof and to authorize the execution and filing of a statement in accordance with Title 15, Part II, Subpart B, Chapter 15, §1522 of the Pennsylvania Consolidated Statutes (a “Statement of Designation”) with the Department of State of the Commonwealth of Pennsylvania; (iii) such Statement of Designation shall have been executed by duly authorized officers of the Company and so filed by the Company, all in accordance with the then applicable laws of the Commonwealth of Pennsylvania; (iv) any legally required consents, approvals, authorizations and orders of the Commission and any other regulatory authorities are obtained; (v) Preferred Stock with terms so fixed shall have been duly issued and delivered by the Company against payment of the agreed-upon consideration therefor in accordance with such corporate action; (vi) certificates representing shares of Preferred Stock have been duly executed by the duly authorized officers of the Company in accordance with then applicable law; and (vii) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such events, such Preferred Stock (including Preferred Stock represented by or duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Warrants, Depositary Shares or Units), when issued and sold in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be validly issued, fully paid and non-assessable.
     5. With respect to the shares of Common Stock, when (i) a prospectus supplement and any other offering material with respect to the Common Stock shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable; (ii) appropriate corporate action by the Company’s Board of Directors or a duly authorized committee thereof has been taken to authorize the issuance of Common Stock; (iii) any legally required consents, approvals, authorizations and orders of the Commission and any other regulatory authorities are obtained; (iv) Common Stock shall have been duly issued and delivered by the Company against payment of the agreed-upon consideration therefor in accordance with such corporate action; (v) certificates representing shares of Common Stock have been duly executed by the duly authorized officers of the Company in accordance with then applicable law; and (vi) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such events, such Common Stock (including Common Stock represented by or duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Warrants, Depositary Shares or Units), when issued and sold in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be validly issued, fully paid and non-assessable.
     6. With respect to the Depositary Shares, when (i) a prospectus supplement and any other offering material with respect to the Depositary Shares shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable; (ii) the terms of the deposit agreement(s) under which the Depositary Shares are to be issued have been duly established and the deposit agreement(s) have been duly executed and delivered; (iii) the terms of the Depositary Shares and of their issuance and sale have been duly established in conformity with the applicable deposit agreement(s); (iv) the appropriate corporate action by the Company’s Board of Directors or a duly authorized committee thereof has been taken to authorize the form, terms, execution and delivery of a deposit agreement (including a form of certificate evidencing the Depositary Shares) and the underlying Preferred Stock; (v) any legally required consents, approvals, authorizations and orders of the Commission and any other regulatory authorities are obtained; (vi) Depositary Shares with such terms are duly executed, attested, issued and delivered by duly authorized officers of the Company against payment of the agreed-upon consideration in the manner provided for in the applicable deposit agreement and such corporate action; (vii) shares of Preferred Stock shall have been duly issued and delivered to the depositary in accordance with the deposit agreement; and (viii) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such events, such Depositary Shares (including Depositary Shares represented by or duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Warrants or Units), when issued and sold in accordance with the applicable deposit agreement and underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be valid and legally binding obligations of the Company and will entitle the holders thereof to the rights specified in the deposit agreement under which the Depositary Shares are issued.
     7. With respect to any series of Warrants, when (i) a prospectus supplement and any other offering material with respect to the Warrants shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable; (ii) the terms of the warrant agreement(s) under which the Warrants are to be issued have been duly established and the warrant agreement(s) have been duly executed and delivered; (iii) the terms of such Warrants and of their issuance and sale have been duly established in conformity with the applicable warrant agreement; (iv) the appropriate corporate action by the Company’s Board of Directors or a duly authorized committee thereof has been taken to authorize the form, terms, execution and delivery of a warrant agreement (including a form of certificate evidencing the Warrants); (v) any legally required consents, approvals, authorizations and orders of the Commission and any other regulatory authorities are obtained; (vi) Warrants with such terms are duly executed, attested, issued and delivered by duly authorized officers of the Company against payment of the agreed-upon consideration in the manner provided for in the applicable warrant agreement and such corporate action; and (vii) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such events, such Warrants (including Warrants duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Depositary Shares or Units), when issued and sold in accordance with the applicable warrant agreement and underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be validly issued and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.
     8. With respect to any series of Units, when (i) a prospectus supplement and any other offering material with respect to the Units shall have been filed with the Commission in compliance with the Securities Act and the rules and regulations thereunder then applicable; (ii) the terms of the unit agreement(s) under which the Units are to be issued have been duly established and the unit agreement(s) have been duly executed and delivered; (iii) the terms of such Units and of their issuance and sale have been duly established in conformity with the applicable unit agreement; (iv) the appropriate corporate action by the Company’s Board of Directors or a duly authorized committee thereof has been taken to authorize the form, terms, execution and delivery of a unit agreement (including a form of certificate evidencing the Units); (v) any legally required consents, approvals, authorizations and orders of the Commission and any other regulatory authorities are obtained; (vi) the Units with such terms are duly executed, attested, issued and delivered by duly authorized officers of the Company against payment of the agreed-upon consideration in the manner provided for in the applicable unit agreement and such corporate action; and (vii) all of the foregoing actions have been taken so as not to violate any then applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement, restriction or order imposed by any court or governmental body having jurisdiction over the Company, then, upon the happening of such events, such Units (including Units represented by or duly issued upon conversion, exchange, exercise or otherwise pursuant to the terms of any Debt Securities, Preferred Stock, Warrants, Depositary Shares or Units), when issued and sold in accordance with the applicable unit agreement and underwriting agreement, if any, or any other duly authorized, executed and delivered valid and legally binding purchase or agency agreement, will be validly issued and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.
     The opinions set forth above (except for the opinions set forth in paragraphs 4 and 5 above) are subject to the following additional exceptions, limitations and qualifications: (a) the effect of applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, and transfer, or similar laws affecting the rights of creditors and legal principles of general application; (b) the effect of general principles of equity, including principles of materiality, reasonableness and good faith, and the application of such equitable principles to limit the availability of equitable remedies, such as specific performance and injunctive relief (regardless of whether considered in a proceeding at law or in equity) (such principles of equity are of general application, and in applying such principles a court, among other things, might not allow a creditor to accelerate maturity of debt under certain circumstances including, without limitation, upon the occurrence of a default deemed immaterial or might decline to order the Company to perform covenants); (c) public policy considerations which may limit the rights of parties to obtain remedies; (d) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of, or contribution to, a party with respect to a liability, whether because such indemnification or contribution is contrary to public policy or otherwise; (e) we express no opinion concerning the enforceability of the waiver of rights or defenses contained in the Indenture; (f) the unenforceability of any provision requiring the payment of attorneys’ fees, except to the extent a court determines such fees to be reasonable; (g) we express no opinion with respect to any provisions of the Debt Securities or the Indenture that may provide for interest on interest or penalty interest or whether acceleration of the Debt Securities may affect the collectability of that portion of the stated principal amount thereof which might be determined to constitute unearned interest thereon; (h) requirements that a claim with respect to any Debt Securities denominated in a currency, currency unit or composite currency other than United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law; (i) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies, currency units or composite currencies; (j) we express no opinion regarding the effectiveness of any waiver in respect of any of the Offered Securities of any rights that a party has, or of duties that are owed to it, as a matter of law, or that is broadly stated or does not describe the right or duty purportedly waived with reasonable specificity; (k) we express no opinion on the effect on the enforceability of the Guarantees against any Guarantor of any facts or circumstances that would constitute a defense to the obligation of a surety, unless such defense has been waived effectively by such Guarantor, and we also express no opinion as to the effectiveness of any waiver of any such defense by any Guarantor; (l) the Offered Securities being offered, issued and sold solely in the manner stated in the Registration Statement, any appropriate prospectus supplement or other offering material; and (m) in the case of the Indenture, the Warrants (or related warrant agreement), the Depositary Shares (or related deposit agreement), the Guarantees, any Statement of Designation, any Units, any underwriting agreement and any other agreements or instruments pursuant to which any Offered Securities are to be issued or sold that come into existence after the date of this opinion or that were otherwise not provided to us (including, without limitation, any supplements to or other amendments of the Indenture), that such agreements or instruments shall, if necessary, have been duly filed as exhibits to the Registration Statement or duly incorporated therein by reference and that there shall be no terms or provisions contained therein that would have the effect, under then applicable law, of vitiating or creating a contractual defense to the validity and legally binding nature of such instrument or agreement, or that would affect the validity of any of the opinions rendered herein.
     In general, and in respect to all corporate matters affecting the Company, we express no opinion under, or view with respect to, either directly or indirectly, laws other than the laws of the Commonwealth of Pennsylvania. Notwithstanding the foregoing, with respect to the Indenture and the Debt Securities, we express no opinion under, or view with respect to, either directly or indirectly, laws other than the laws of the State of New York. The Offered Securities may be issued from time to time on a delayed or continuous basis, and the opinions expressed herein are limited to the foregoing laws, including applicable rules and regulations, as in effect on the date hereof, which laws are subject to change with possible retroactive effect and to the facts as they presently exist.

     We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. We also hereby consent to the use of our name under the heading “Legal Matters” in the prospectus which forms a part of the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission promulgated thereunder. This opinion is expressed as of the date hereof unless otherwise expressly stated, and we disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed herein or of any subsequent changes in applicable law.
Very truly yours,
/s/ Duane Morris LLP

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